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Pool Data

-----------------------------------------------------------
                      POOL SUMMARY
-----------------------------------------------------------
Total Issue Balance (USD)
Original Mortgage Pool Balance (USD)        585,565,550.46
Current Mortgage Pool Balance (USD)         584,523,722.71
Total Number of Loans                                3,342
Average Loan Balance (USD)                      174,902.37
1st lien (%age)                                      96.25
2nd lien (%age)                                       3.75
WA FICO                                                629
 - Minimum FICO                                        500
 - Maximum FICO                                        817
WA LTV                                               80.76
 - Minimum LTV                                         9.8
 - Maximum LTV                                      100.00
WA DTI                                               41.38
 - Minimum DTI                                        0.02
 - Maximum DTI                                       78.19
WA Age (Months)                                          3
WA Remaining Term (Months)                             350
Aquired Loans                                         100%
North California (% of Pool)                         15.93
South California (% of Pool)                         31.94
-----------------------------------------------------------

-----------------------------------------------------------
                    NORTH CALIFORNIA
-----------------------------------------------------------
% of State                                             33%
WA FICO                                                648
 - Minimum FICO                                        504
 - Maximum FICO                                        802
WA LTV                                               80.07
 - Minimum LTV                                        9.80
 - Maximum LTV                                      100.00
Highest Zip-Code Density (% of State)                2.50%
Zip-Code with Highest Density                        95401
-----------------------------------------------------------

-----------------------------------------------------------
                    SOUTH CALIFORNIA
-----------------------------------------------------------
% of State                                             67%
WA FICO                                                642
Minimum FICO                                           500
Maximum FICO                                           798
WA LTV                                               78.99
Minimum LTV                                           12.5
Maximum LTV                                         100.00
Highest Zip-Code Density (% of State)                1.57%
Zip-Code with Highest Density                        91977
-----------------------------------------------------------

-----------------------------------------------------------
    CLASSIFICATION              TOTAL            CHECK
-----------------------------------------------------------
Mortgage Type                584,523,723           4
Loan-to-Value                584,523,723           4
FICO                         584,523,723           4
Purpose                      584,523,723           4
Occupancy                    584,523,723           4
Loan Balance                 584,523,723           4
Property Type                584,523,723           4
Documentation Type           584,523,723           4
Fixed Period                 584,523,723           4
Debt-to-Income Ratio         584,523,723           4
Geographic Distribution      584,523,723           4
-----------------------------------------------------------

-----------------------------------------
               PER ANNUM FEES
-----------------------------------------
Servicer Fees                      0.52%
Cost of Carry
-----------------------------------------

--------------------------------------------------------------------------------
           MORTGAGE TYPE                WA LTV      WA FICO          BALANCE
--------------------------------------------------------------------------------
Fixed - 5 Year                               95       557             11,877.72
Fixed - 10 Year                          65.345       611            249,933.76
Fixed - 15 Year                          75.981       634          3,441,572.22
Fixed - 20 Year                          86.188       660          3,366,807.73
Fixed - 25 Year                          80.593       631            298,344.89
Fixed - 30 Year                          79.962       644         38,291,486.22
Fixed Balloon - 15/30                    96.572       666         16,158,515.16
ARM - 6 Month                            84.792       634          2,028,543.30
ARM - 1 Year/6 Month                     84.133       608          4,697,100.15
ARM - 2 Year/6 Month                     79.705       602        307,352,679.96
ARM - 3 Year/6 Month                     80.131       603         27,607,070.06
ARM - 5 Year/6 Month                     76.799       675          4,357,173.36
Interest Only ARM - 5 Year/6 Month       91.583       690            871,494.69
Interest Only ARM - 2 Year/6 Month       81.521       675        154,927,940.45
Interest Only ARM - 3 Year/6 Month       80.296       658         18,864,856.22
Interest Only ARM - 6 Month               79.96       578            195,900.00
Interest Only Fixed - 30 Year            77.105       655          1,802,426.82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              LTV                       WA LTV      WA FICO          BALANCE
--------------------------------------------------------------------------------
0.01 - 20.00                              13.90       559            471,819.27
20.01 - 25.00                             23.91       637            920,902.01
25.01 - 30.00                             28.06       677            449,079.29
30.01 - 35.00                             33.54       617            793,297.38
35.01 - 40.00                             38.29       602          2,215,082.06
40.01 - 45.00                             42.56       558          2,750,141.92
45.01 - 50.00                             48.28       579          4,749,936.11
50.01 - 55.00                             52.77       589          6,804,629.01
55.01 - 60.00                             57.87       583         11,777,789.03
60.01 - 65.00                             63.75       588         23,105,490.42
65.01 - 70.00                             68.96       592         30,078,580.73
70.01 - 75.00                             74.33       589         43,137,188.10
75.01 - 80.00                             79.77       653        221,729,401.69
80.01 - 85.00                             84.31       611         76,365,817.84
85.01 - 90.00                             89.72       627         90,495,269.59
90.01 - 95.00                             94.72       643         37,178,600.85
95.01 - 100.00                            99.91       665         31,500,697.41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             FICO                       WA LTV      WA FICO          BALANCE
--------------------------------------------------------------------------------
NA                                         0.00         0                     0
321 - 340                                  0.00         0                     0
341 - 360                                  0.00         0                     0
361 - 380                                  0.00         0                     0
381 - 400                                  0.00         0                     0
401 - 420                                  0.00         0                     0
421 - 440                                  0.00         0                     0
441 - 460                                  0.00         0                     0
461 - 480                                  0.00         0                     0
480 - 500                                 65.05       500          1,478,991.72
501 - 520                                 72.40       511         32,014,250.99
521 - 540                                 74.95       531         32,536,683.16
541 - 560                                 76.27       551         34,984,844.29
561 - 580                                 78.83       571         42,601,435.92
581 - 600                                 80.89       591         58,120,115.41
601 - 620                                 81.38       611         65,763,037.50
621 - 640                                 82.87       630         68,173,230.74
641 - 660                                 83.28       650         67,671,409.46
661 - 680                                 83.46       671         45,855,292.50
681 - 700                                 82.35       690         40,277,049.52
701 - 720                                 84.47       710         31,184,737.54
721 - 740                                 82.35       729         27,697,812.11
741 - 760                                 81.68       750         17,105,056.21
761 - 780                                 80.40       769         13,405,051.87
781 - 800                                 80.33       788          4,833,548.98
801 - 820                                 81.65       808            821,174.79
> 820                                      0.00         0                     0
Unknown                                    0.00         0                     0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               LTV                  MIG%          WA FICO       BALANCE WITH MIG
--------------------------------------------------------------------------------
0.01-20.00                          0.00             0                   0
20.01-25.00                         0.00             0                   0
25.01-30.00                         0.00             0                   0
30.01-35.00                         0.00             0                   0
35.01-40.00                         0.00             0                   0
40.01-45.00                         0.00             0                   0
45.01-50.00                         0.00             0                   0
50.01-55.00                         0.00             0                   0
55.01-60.00                         0.00             0                   0
60.01-65.00                         0.00             0                   0
65.01-70.00                         0.00             0                   0
70.01-75.00                         0.00             0                   0
75.01-80.00                         0.00             0                   0
80.01-85.00                         0.00             0                   0
85.01-90.00                         0.00             0                   0
90.01-95.00                         0.00             0                   0
95.01-100.00                        0.00             0                   0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              PURPOSE              WA LTV           WA FICO          BALANCE
--------------------------------------------------------------------------------
Refinance - Cashout                78.18              601        297,490,367.53
Purchase                           83.75              666        256,120,712.85
Refinance - Rate/Term              80.84              600         30,912,642.33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             OCCUPANCY             WA LTV           WA FICO          BALANCE
--------------------------------------------------------------------------------
Primary                            80.78              628        555,679,453.33
Investment                         80.07              653         26,032,059.89
Second Home                        82.70              637          2,812,209.49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            LOAN BALANCE           WA LTV           WA FICO          BALANCE
--------------------------------------------------------------------------------
<$200,000                          81.20              615        227,520,611.82
<$400,000                          80.46              637        261,015,018.49
<$600,000                          80.92              647         84,534,466.10
>$600,000                          77.70              623         11,453,626.30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           PROPERTY TYPE           WA LTV           WA FICO          BALANCE
--------------------------------------------------------------------------------
Single Family Residence            80.75              626        452,261,110.22
Planned Unit Development           80.89              639         61,941,984.41
Condominium                        81.63              655         39,966,966.44
2-4 Family                         79.53              634         30,265,952.47
Manufactured Housing               80.00              684             87,709.17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         DOCUMENTATION TYPE        WA LTV           WA FICO          BALANCE
--------------------------------------------------------------------------------
Stated Documentation               80.93              650        299,171,202.38
Full Documentation                 80.60              608        260,928,931.47
Limited/Alternate                  79.98              596         23,450,626.41
No Ratio                           91.41              666            972,962.45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       FIXED PERIOD (MONTHS)       WA LTV           WA FICO          BALANCE
--------------------------------------------------------------------------------
0                                  84.162              650        63,620,964.52
6                                  84.366              629         2,224,443.30
12                                 84.133              608         4,697,100.15
24                                 80.314              627       462,280,620.41
36                                 80.198              626        46,471,926.28
60                                 79.263              677         5,228,668.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DTI                WA LTV           WA FICO          BALANCE
--------------------------------------------------------------------------------
<= 0.00                                0                0                  0.00
0.01 - 5.00                        77.09              655          1,435,166.60
5.01 - 10.00                       77.22              621          1,056,177.66
10.01 - 15.00                      78.50              613          2,086,134.98
15.01 - 20.00                      77.00              608          6,395,545.32
20.01 - 25.00                      77.39              622         17,210,817.79
25.01 - 30.00                      78.54              623         33,126,954.10
30.01 - 35.00                      80.79              623         54,248,132.18
35.01 - 40.00                      80.01              632         90,645,634.55
40.01 - 45.00                      81.60              636        140,697,004.07
45.01 - 50.00                      81.75              633        171,861,491.36
50.01 - 55.00                      79.91              612         53,015,080.24
55.01 >=                           76.16              631          2,244,902.76
Unknown                            81.15              639         10,500,681.10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      GEOGRAPHIC DISTRIBUTION      WA LTV           WA FICO          BALANCE
--------------------------------------------------------------------------------
Alabama                            85.11              611          1,570,448.96
Arizona                            83.40              625          8,379,816.42
Arkansas                           83.87              589          1,851,092.91
California                         79.35              644        279,814,680.13
Colorado                           80.99              630          7,045,459.56
Connecticut                        82.38              619          5,057,257.20
Delaware                           81.46              583          1,204,991.84
Florida                            82.82              630         79,824,620.70
Georgia                            81.91              603          8,997,470.69
Hawaii                             69.31              624            993,138.58
Idaho                              85.22              608          2,102,008.96
Illinois                           83.65              604         18,141,833.10
Indiana                            83.75              611          2,247,302.63
Iowa                               82.86              605          1,737,826.68
Kansas                             81.93              622            779,701.31
Kentucky                           86.11              589          1,446,896.48
Louisiana                          80.71              575          3,580,103.28
Maine                              83.80              634          1,280,411.91
Maryland                           81.15              598         16,471,579.53
Massachusetts                      76.58              609          7,007,975.57
Michigan                           83.98              600          9,553,981.26
Minnesota                          82.98              618          5,064,753.95
Mississippi                        83.72              578          2,084,485.91
Missouri                           83.33              597          3,960,679.20
Montana                            80.00              530             51,910.31
Nebraska                           82.22              586            510,201.29
Nevada                             81.15              621         15,426,102.63
New Hampshire                      79.25              636          1,909,882.56
New Jersey                         78.95              621          9,190,129.34
New Mexico                         87.92              605            891,078.81
New York                           78.63              609         22,537,637.66
North Carolina                     81.67              586          3,785,123.69
North Dakota                       81.91              611            144,742.35
Ohio                               85.63              610          6,641,624.12
Oklahoma                           83.06              592            902,284.61
Oregon                             82.37              627          7,983,322.09
Pennsylvania                       86.08              609          5,039,099.66
Rhode Island                       84.65              642          1,644,736.56
South Carolina                     86.07              565            411,091.97
South Dakota                       72.90              546            246,227.99
Tennessee                          84.41              611          3,309,406.89
Texas                              87.01              623          5,137,025.48
Utah                               86.51              663          2,322,771.65
Vermont                            42.12              530             82,411.07
Virginia                           78.89              601         13,341,370.70
Washington                         81.21              628          9,111,768.78
West Virginia                      81.57              605          1,300,776.26
Wisconsin                          81.68              631          2,136,474.39
Wyoming                            81.21              627            268,005.09
--------------------------------------------------------------------------------